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                                                                   EXHIBIT 10.40

                            INDUSTRIAL BUILDING LEASE

Term of Lease:  Beginning May 8, 2002 / Ending June 30, 2007
Monthly Rent:   See Rider Attached
Date of Lease:  April 25, 2002
Location of Premises: 760 Creel Drive, Wood Dale, IL
Purpose: Office, Warehousing and Distribution of Commercial Laundry Equipment except Laundry Chemicals

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                   LESSEE                                       LESSOR
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Name:     Wink Davis Equipment Co., Inc.   Name:     Kensington Partners, Ltd.
                                                     Owner of Record
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Address:  760 Creel Drive                  Address:  765 Route 83, Suite 109
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City:     Wood Dale, IL  60191             City:     Bensenville, IL  60106
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In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

                         LEASE COVENANTS AND AGREEMENTS

1. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

2. CONDITIONS AND UPKEEP OF PREMISES. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises, including adjoining alleys and landscaping abutting the Premises, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this Lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary, and will remove the snow and ice from the sidewalk and parking areas abutting the Premises; and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

3. LESSEE NOT TO MISUSE: SUBLET: ASSIGNMENT. Lessee will not allow Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same, or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in Premises acquired through this lease, and will not permit Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenants or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutively days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.


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4. MECHANIC'S LIEN. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building or improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee; the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

5. INDEMNITY FOR ACCIDENTS.

   A. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those hold under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provision hereof.

   B. Lessor covenants and agrees that he will protect and save and keep the Lessee forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances occasioned by any act or negligence of Lessor, its agents, contractors or employees. Further, Lessor will at all times protect, indemnify and save and keep harmless the Lessee against and from any and all loss, cost, damage or expense arising out of or from any accident or other occurrence occasioned by any act or negligence of Lessor, its agents, contractors or employees causing injury to any person or property. Further, Lessor will protect and indemnify and save and keep harmless the Lessee against and from any and all claims and against and from all loss, cost, damage or expense arising out of any failure of Lessor to comply with and perform the requirements of Lessor as set forth in this lease.

6. NON-LIABILITY OF LESSOR. Except as provided by Illinois stature, Lessor shall not be liable for any damage occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting, leaking or running of any pipes, tank or plumbing fixtures, in, above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, trap door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property. Prior to the required roof repairs, the condition of the roof will be an exception to this section.

7. WATER, GAS AND ELECTRICAL CHARGES. Lessee will pay, in addition to the rent above specified, all water rents, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

8. KEEP PREMISES IN REPAIR. Lessor shall not be obliged to incur any expense for repairing any

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improvements upon said demised premises or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in a good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto, as well as lawful requirements of all competent authorities in that behalf. Lessee will, as far as possible, keep said improvements from deterioration and falling temporarily out of repair. If Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due from and payable by Lessee to Lessor.

9. ACCESS TO PREMISES. Lessee will allow Lessor free access to the Premises, provided twenty-four hour notice to Lessee, for the purpose of examining or exhibiting the same or to make any repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

10. ABANDONMENT AND RELETTING. If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit, subject to Illinois statute; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

11. HOLDING OVER. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is withheld, the sum of two hundred eighty dollars ($280.00) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall the receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

12. EXTRA FIRE HAZARD. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

13. DEFAULT BY LESSEE. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at this election declare said term ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice or process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire or have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved. Monetary defaults shall occur on the 10/th/ day, non-monetary defaults will occur after the 30/th/ day.

14. NO RENT DEDUCTION OR SET OFF. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action.

15. RENT AFTER NOTICE OR SUIT. It is further agreed, by the parties hereto, that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Lessor may receive

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and collect any rent due, and the payment of said rent shall not waive or affect said notice, said suit, or said judgment.

16. PAYMENT OF COSTS. Lessee will pay and discharge all reasonable costs, attorney's fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease.

17. RIGHTS CUMULATIVE. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

18. FIRE AND CASUALTY. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned and paid to the day of such fire or casualty.

19. SUBORDINATION, ATTORNMENT, NONDISTURBANCE, AND ESTOPPEL. This lease is subordinate to all mortgages which may now or hereafter affect the Premises. This Lease and Lessee's rights are and shall be subject to any mortgage(s) or trust deed(s) now or hereafter placed by Lessor against the Premises and to any amendments, modifications or renewals thereof. Lessee shall execute and deliver within ten (10) days of the request of Lessor or its mortgagee such acknowledgments or documents as may be requested from time to time in connection with the financing of the Premises including, without limitation, subordination and attornment instruments, and estoppel certificates.

Lessee hereby consents in advance to any collateral assignment of the Lease which Lessor elects, in its sole discretion, to execute, provided that every such collateral assignment shall provide that the same shall not become operative except in the event of a default under the note collateralized by this Lease or under any mortgage securing such note.

If, in connection with the financing of the Premises or any part or component thereof, any lender shall request reasonable modifications of the Lease that do not materially increase the obligations or materially and adversely affect the rights of Lessee under this Lease, Lessee covenants to make such modifications. If any foreclosure proceedings are initiated by any lender, or a deed in lieu is granted, Lessee agrees, upon written request of any such lender or any purchaser at sale, to attorn and pay rent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment. In the event of attornment, no lender shall be: (i) liability for any act or omission of Lessor, or subject to any offsets or defenses which Lessee might have against Lessor prior to such lender's becoming Lessor under such attornment. Subject to the foregoing, any lender shall not disturb the tenancy of Lessee hereunder provided that Lessee attorn to such lender and fully and faithfully performs and observes each and every obligation of Lessee hereunder.

20. PLURALS; SUCCESSORS. The words "Lessor" and "Lessee" wherever herein occurring and used shall be construed to mean "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

21. SEVERABILITY. Wherever possible each provision of this lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without

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validating the remainder of such provision or the remaining provisions of this lease.

If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

This lease consists of 6 pages numbered 1 to 6, including a rider consisting of 3 pages, identified by Lessor and Lessee.

IN WITNESS WHEREOF, the parties hereto have executed this instrument this day and year first above written.

/s/ L. Gail Gormly                       /s/ P. Donald Mullen             (SEAL)
-----------------------------------      ---------------------------------
L. Gail Gormly                           P. Donald Mullen, President

___________________________________      _________________________________(SEAL)

     Please print or type name(s)        _________________________________(SEAL)
     below signature(s)
                                         _________________________________(SEAL)


                              ASSIGNMENT BY LESSOR

On this _____________________, 20___, for value received, Lessor hereby transfers, assigns and sets over to ________________________________, all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable to __________________________, 20___.

                                               __________________________(SEAL)

                                               __________________________(SEAL)

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                                    GUARANTEE

On this _________________, 20___, in consideration or Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Guarantor hereby guarantees the payment of rent and performance by Lessee, Lessee's heirs, executors, administrators, successors or assigns of all covenants and agreements of the above Lease.

                                                 ______________________(SEAL)

                                                 ______________________(SEAL)

State of Illinois, County of __________________ss.

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that

                       _____________________________personally known to me to be
                       the same person _____ whose name _____________ subscribed
                       to the foregoing instrument, appeared before me this day
                       in person, and acknowledged that _____ he ____________
                       signed, sealed and delivered the said instrument as
             IMPRESS   ________________ free and voluntary act, for the uses and
              SEAL     purposes therein set forth, including the release and
              HERE     waiver of right of homestead.


                       Given my hand and official seal this _______ day of ____, 20__.

Commission expires _________________, 20__    __________________________________
                                              Notary Public

This document was prepared by __________________________________________________
                                       (Name and Address)

Mail to:________________________________________________________________________
          (Name and Address)

        ________________________________________________________________________
        (City)                         (State)                        (Zip Code)

Or Recorder's Office Box No. ___________________________________________________

Legal Description:

Permanent Real Estate Index Number(s) __________________________________________

Address(es) of Real Estate: ____________________________________________________

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                   RIDER ATTACHED TO AND A PART OF INDUSTRIAL
                   BUILDING LEASE AGREEMENT BETWEEN KENSINGTON
            PARTNERS, LTD., LESSOR AND WINK DAVIS EQUIPMENT CO., INC.
             AS LESSEE FOR THE PREMISES LOCATED AT 760 CREEL DRIVE,
                                 WOOD DALE, IL.

22. RIDER GOVERNS: In the event of any discrepancy between the form portion of this lease, and the rider, provisions of the rider shall govern.

23. RENT: A. The total minimum base rent reserved in this lease shall be THREE HUNDRED FIFTY TWO THOUSAND SIX HUNDRED TWENTY-EIGHT AND 88/100 DOLLARS ($352,628.88) payable monthly in advance as follows:

          May 8, 2002 - May 31, 2002       $4,300.80 monthly
          June 1, 2002 - May 30, 2003      $5,555.27 monthly
          June 1, 2003 - May 30, 2004      $5,677.27 monthly
          June 1, 2004 - May 30 2005       $5,802.35 monthly
          June 1, 2005 - May 30, 2006      $5,930.52 monthly
          June 1, 2006 - May 30, 2007      $6,031.93 monthly

    B. Said rent shall be paid to LESSOR without deductions or offset and without notice or demand at LESSOR'S address or to such other person or at suchother place as LESSOR may from time to time designate in writing.

    C. LESSEE agrees to pay rent in advance to LESSOR on or before the first day of each and every month, LESSEE agrees to pay an additional sum equal to 10% of the monthly rental as a late charge. Late charges shall be paid at the time of payment of the next month's rent.

24. TAXES: LESSOR shall pay all taxes levied or assessed against the subject property before they become delinquent. LESSEE agrees to pay as additional rent during the term of this lease or any renewals or extensions thereof any increase in such taxes over a base tax amount of the fully assessed 2000 tax bill, plus any legal fees incurred in successfully contesting the Real Estate Tax Assessment. A copy of the 2000 tax bill is attached hereto for future reference.

At the time a tax bill is received containing increases which are to be paid by LESSEE, LESSOR will notify LESSEE of the amount due for such yearly increase plus a prorated portion of the increase for the then current year, which shall be due within ten (10) days of such notice. LESSEE shall also commence paying 1/12/th/ of such increase as additional monthly rental, which shall be applied to any increase contained in the next tax bill. Upon termination of the term, any deficiency in the tax payments made by LESSEE, based on the most recent ascertainable taxes, may be deducted from the security deposit to be returned to LESSEE.

25. INSURANCE: A. LESSEE agrees to maintain in force at LESSEE'S sole obligation and expense, insurance coverage on the Premises with minimum coverage of Bodily Injury

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    ($1,000,000.00 each occurrence and $2,000,000.00 aggregate). Property Damage
    ($500,000.00 each occurrence and $500,000.00 aggregate), and Personal Injury ($1,000,000.00).

Said policy shall be written with an insurance company reasonably satisfactory to LESSOR and shall contain a provision that it may not be canceled without at least thirty (30) days written notice to LESSOR. A Certificate of Insurance shall be delivered to the LESSOR and shall indicate Kensington Partners, Ltd. as an additional Insured.

LESSEE agrees to comply with any and all recommendations of the insurance company or companies concerning LESSEE'S manner of use of the leased premises so as to avoid invalidating any insurance policy carried on the premises.

LESSEE, at its expense, agrees to install portable fire extinguishers, if necessary on the premises due to LESSEE'S specific business as required by LESSOR'S insurance companies and/or municipal authorities.

If the use of the premises increases the hazard beyond that contemplated in this lese, or if as a result of any hazard of the LESSEE'S operations in the demised premises, the rate or premium on fire or other insurance is raised, the LESSEE will pay for such increase in cost.

    B. LESSOR shall provide and maintain all peril casualty insurance on subject property at all times during the term hereof, at LESSOR'S expense. However, LESSEE shall pay any cost of said casualty insurance in excess of the current premium (2002 - Base Year) or any increase that is a result of LESSEE'S use or occupancy of subject property.

26. PERSONAL PROPERTY: LESSEE is hereby given the right and privilege of removing all personal property belonging to said LESSEE at the expiration of the said lease provided, however, any damage or injury caused to said real estate by reason of the removal of said personal property shall be repaired by and at the expense of the LESSEE, normal wear and tear excepted if caused by the conduct of LESSEE'S business. Personal property attached to the building shall be removed only upon LESSOR'S written consent, which consent shall not unreasonably be withheld.

27. UTILITY SERVICE: An electric meter, gas meter and water meter are installed in subject premise. The billing for utilities will be paid by LESSEE directly to the utility companies.

28. MAINTENANCE: LESSEE shall, at the LESSEE'S sole cost and expense, be responsible for the normal routine maintenance, repair or replacement of the following: floor coverings, plumbing fixtures, rodding of all plumbing and sewer lines within the building, electrical fixtures, light bulbs and ballasts, hot water heater, hinges, locks, widow and plate glass, window hardware and mechanisms, dock and garage doors, automatic garage door openers, and heating and air conditioning systems.

Required costs for the maintenance and replacement of the heating and air conditioning equipment, above the annual maintenance agreement held by Lessee, shall be shared equally.

All repairs must be made with materials of the same size and quality as is existing. If the LESSEE fails to maintain the premises and make the necessary repairs during the term of this Lease, the

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LESSOR may make the repairs and charge the LESSEE accordingly.

LESSOR is responsible for maintenance, repair, or replacement of roof and structural walls unless it is necessitated by the intentional or negligent acts of the LESSEE, its agents or employees.

At all times during the term of this Lease, LESSEE shall have and keep in force a maintenance contract (in form and with a contractor satisfactory to LESSOR), providing for inspection and necessary repairs of heating, air conditioning and ventilating equipment at least two (2) times per calendar year. Said contract shall provide that it will not be cancelable by either party thereto, except upon thirty (30) days written notice to LESSOR. Copies of the inspection reports will be submitted to LESSOR within thirty (30) days of inspection.

29. USE: LESSEE agrees not to store any materials, engage in any activity or discharge any matter in the air, sewers, or on the property contrary to the laws and ordinances of the Corporate Municipality or Fire Protection District or other governmental bodies having authority or jurisdiction and shall hold LESSOR harmless for any cost involved due to LESSEE'S illegal activity or discharge.

30. SECURITY DEPOSIT: LESSEE has submitted to LESSOR, ELEVEN THOUSAND SIX HUNDRED FIFTY FIVE DOLLARS AND 57/100 ($11,655.57) representing an amount equal to ONE (1) MONTH rent to be held as security deposit plus one month rent in advance. Security deposit shall secure the faithful performance by LESSEE of all of the terms, covenants and conditions for which LESSEE is obligated. Upon termination of the Lease, LESSOR may apply the security deposit to the cost of repairing any damage caused by LESSEE, or to any other amounts due hereunder from LESSEE to LESSOR, and agrees to return the balance, if any, to LESSEE, within thirty (30) days of termination of this lease. The security deposit is not to be considered the last months rent.

31. SNOW REMOVAL & LAWN CARE: LESSEE shall be responsible for snow removal and lawn maintenance during the term of this lease.

32. LESSEE'S USE: LESSEE represents and warrants that his intended use shall comply with all applicable laws, governmental regulations, and the terms of any enforcement action commenced by any federal, state, regional or local laws pertaining to air and water quality, hazardous waste, waste disposal and other environmental matters, including, but not limited to, the Clean Water, Clean Air, Federal Water Pollution Control, Solid Waste Disposal, Resource Conservation and Recovery and Liability Acts, and the rules, regulations, guidelines and ordinances of all applicable federal, state, and local agencies and bureaus. LESSEE hereby covenants and agrees to indemnify, defend and hold harmless from and against any claim, action suit, punitive damage or expense (including, without limitation, attorney's fees), resulting form, arising out of, or base upon (I) the presence, release, use, generation, discharge, storage, or disposal of any Hazardous Materials on, under, in or about, or to and from the property as it relates to LESSSEE'S use, or (II) the violation, or alleged violation, of any statute, ordinance, order, rule, regulation, permit judgement or license relating to the use, generation, release, discharge, storage, disposal or transportation of Hazardous Materials on, under, in or about, or to or from the property as it relates to LESSEE'S use.

This indemnity shall include, without limitation, any damage, liability, fine, penalty, punitive damage, cost or expense arising from or out of any claim, action, suit or proceeding for personal injury

                                                                               9

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(including sickness, disease, or death) tangible or intangible property damage, compensation for lost wages, business income, profits or other economic loss, damage to the natural resources or the environment, nuisance, pollution, contamination, leak spill, release or other adverse effect on the environment. These environmental representations and indemnification shall survive lease term for an indefinite period of time.

LESSEE:                                           LESSOR:

/s/ P. Donald Mullen                              /s/ Steven R. Ballagh
-----------------------------------               ------------------------------
P. Donald Mullen                                  Steven R. Ballagh
Wink Davis Equipment Company, Inc.                Kensington Partners, Ltd.

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